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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 4, 2003


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                             METAL MANAGEMENT, INC.
               (Exact name of Registrant as Specified in Charter)

          DELAWARE                 0-14836                  94-2835068
(State or Other Jurisdiction   (Commission File          (I.R.S. Employer
     of Incorporation)             Number)             Identification Number)


                         500 N. DEARBORN ST., SUITE 405,
                                CHICAGO, IL 60610
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (312) 645 - 0700

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ITEM 5: OTHER EVENTS AND REGULATION FD DISCLOSURE

PRESS RELEASE ANNOUNCING RETAINING OF FINANCIAL ADVISOR

         On September 4, 2003, Metal Management, Inc. (the "Company") issued a press release announcing that the Company has retained Deutsche Bank Securities, Inc. to serve as a financial advisor to its board of directors.

         A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

99.1     Press release, dated September 4, 2003, issued by Metal Management,
         Inc.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        METAL MANAGEMENT, INC.


                                        By:   /s/ Robert C. Larry
                                              ----------------------------------
                                              Robert C. Larry
                                              Executive Vice President,
                                              Finance and Chief
                                              Financial Officer
                                              (Principal Financial Officer)




Date:  September 4, 2003
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                             METAL MANAGEMENT, INC.

                                  EXHIBIT INDEX


         NUMBER AND DESCRIPTION OF EXHIBIT


99.1     Press release, dated September 4, 2003, issued by Metal Management,
         Inc.